UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2014

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to Five Star Quality Care, Inc.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 8, 2014, we issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing that we had not filed our Annual Report on Form 10-K for the year ended December 31, 2013, or our 2013 Annual Report, on or before April 1, 2014, as required in order for our 2013 Annual Report to be considered timely filed under the requirements of the Securities and Exchange Commission, or the SEC, and the New York Stock Exchange, or the NYSE.  The press release also announced that we had not yet filed our restated Annual Report on Form 10-K for the year ended December 31, 2012, our restated Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2013 and June 30, 2013 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, collectively with our 2013 Annual Report, our Required SEC Reports.  The reasons we have not yet filed our Required SEC Reports are the same as those described by us in our Form 12b-25 filed with the SEC on March 18, 2014, except that more time is required to complete our Required SEC Reports.

On April 2, 2014, we received a notice from the NYSE indicating that we are not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of our failure to timely file our 2013 Annual Report.  The NYSE has informed us that, under the NYSE rules, we will have six months from the filing due date to file our 2013 Annual Report with the SEC.  We can regain compliance with the NYSE listing standards at any time prior to such date by filing our 2013 Annual Report with the SEC.  If we fail to file our 2013 Annual Report within that six month period the NYSE may grant, in its discretion, a further extension of up to six months, depending on the specific circumstances.  The letter from the NYSE also notes that the NYSE may commence delisting proceedings at any time if the circumstances warrant.  We continue to work to file our Required SEC Reports, including our 2013 Annual Report, with the SEC as soon as possible.  Upon making such filings, we expect to again be in compliance with the continued listing requirements of the NYSE.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS REPORT STATES THAT UNDER THE NYSE RULES WE WILL HAVE SIX MONTHS FROM THE FILING DUE DATE TO FILE OUR 2013 ANNUAL REPORT WITH THE SEC AND THAT IF WE FAIL TO FILE OUR 2013 ANNUAL REPORT WITH THE SEC WITHIN THAT SIX MONTH PERIOD THE NYSE MAY GRANT, IN ITS DISCRETION, A FURTHER EXTENSION OF UP TO SIX MONTHS.  THIS MAY IMPLY THAT WE WILL BE ABLE TO FILE OUR 2013 ANNUAL REPORT AND OUR OTHER REQUIRED SEC REPORTS WITH THE SEC WITHIN THAT SIX MONTH PERIOD AND THAT IF WE FAIL TO DO SO THE NYSE WILL GRANT US A FURTHER EXTENSION OF UP TO SIX MONTHS.  HOWEVER, THERE CAN BE NO ASSURANCE THAT WE WILL BE ABLE TO FILE OUR 2013 ANNUAL REPORT AND OUR OTHER REQUIRED SEC REPORTS WITH THE SEC WITHIN THAT SIX MONTH PERIOD OR THAT THE NYSE WOULD GRANT US ANY FURTHER EXTENSION IF WE ARE UNABLE TO FILE OUR 2013 ANNUAL REPORT WITHIN THAT SIX MONTH PERIOD.  FURTHER, THERE CAN BE NO ASSURANCE THAT THE NYSE WILL NOT COMMENCE DELISTING PROCEEDINGS PRIOR TO THE EXPIRATION OF THAT SIX MONTH PERIOD, OR ANY EXTENSION THAT MAY BE GRANTED, IF THE CIRCUMSTANCES WARRANT.  IN ADDITION, OUR FAILURE TO FILE OUR 2013 ANNUAL REPORT AND OUR OTHER REQUIRED SEC REPORTS WITHIN WAIVER PERIODS PREVIOUSLY GRANTED COULD RESULT IN DEFAULTS UNDER OUR $150.0 MILLION

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SECURED REVOLVING CREDIT FACILITY AND OUR $25.0 MILLION SECURED REVOLVING CREDIT FACILITY OR OUR OTHER OBLIGATIONS AND AGREEMENTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1        Press Release dated April 8, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

Date: April 8, 2014